UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ? 240.14a-11(c) or ? 240.14a-12

                           WESTSIDE ENERGY CORPORATION
.................................................................................
                (Name of Registrant as Specified In Its Charter)

.................................................................................
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

.................................................................................

     (2)          Aggregate number of securities to which transaction applies:

.................................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

.................................................................................

     (4)          Proposed maximum aggregate value of transaction:

................................................................................

     (5) Total fee paid:

.................................................................................

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

.................................................................................

     (3) Filing Party:

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     (4) Date Filed:

.................................................................................

                           WESTSIDE ENERGY CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 1, 2006

To All Stockholders of
Westside Energy Corporation

         The 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Westside Energy Corporation, a Nevada corporation (the "Company"), will be held on Tuesday, August 1, 2006 at the Oak Room of The Westin Oaks Hotel located at 5011 Westheimer, Houston Texas 77056 at 10:00 A.M. local time for the following purposes:

         1. To elect a Board of Directors to hold office until the next annual meeting or until a successor board is duly elected and qualified;

         2. To consider and vote on a proposal to approve the appointment of Malone & Bailey, PC as the Company's independent public accountants for fiscal 2006; and

         3. To consider and vote on such other business as may properly come before the Annual Meeting and any adjournment thereof.

         All stockholders will be entitled to vote on all matters submitted for a vote at the Annual Meeting. The Board of Directors has fixed the close of business on June 2, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         All stockholders of the Company are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed Proxy Card and return it promptly in the envelope provided herewith. Even if you return a Proxy Card, you may revoke the proxies appointed thereby at any time prior to the exercise thereof by filing with the Chairman of the Board of the Company a written revocation or duly executed Proxy Card bearing a later date or by attendance and voting at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxies.

                                                     By Order of the
                                                     Board of Directors,


                                                     Douglas G. Manner,
                                                     Chief Executive Officer
Houston, Texas
June 20, 2006

         PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           WESTSIDE ENERGY CORPORATION
                        4400 Post Oak Parkway, Suite 2530
                                Houston, TX 77027
                             Telephone: 713/979-2660

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement and the accompanying Proxy Card are furnished in connection with the solicitation of proxies by order of the Board of Directors of Westside Energy Corporation (the "Company") to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the time and place, and for the purposes set forth in the accompanying notice. Such notice, this Proxy Statement and the Proxy Card are being mailed to Stockholders beginning on or about June 20, 2006.

         The Company will bear the costs of soliciting proxies. In addition to the solicitation made hereby, proxies may also be solicited by telephone, e-mail, telegram or personal interview by officers of the Company. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in providing beneficial ownership information and in forwarding proxy material to beneficial owners of stock who have objected to the disclosure of information regarding them.

         All duly executed Proxy Cards received prior to the Annual Meeting will be voted in accordance with the choices specified thereon, unless revoked in the manner provided hereinafter. As to any matter for which no choice has been specified on a Proxy Card, except with respect to broker non-votes, the related shares will be voted by the persons named therein (1) FOR the election of the six nominees listed herein as directors; (2) FOR the proposal to approve the appointment of Malone & Bailey, PC, as independent certified public accountants of the Company for the fiscal year ending December 31, 2006; and (3) in the discretion of such persons in connection with any other business that may properly come before the Annual Meeting. Stockholders may revoke their proxy at any time prior to the exercise thereof by written notice to Mr. Keith D. Spickelmier, Chairman of the Board of the Company, at the address of the Company stated above, by the execution and delivery of a later dated Proxy Card, or by attendance at the Annual Meeting and voting their shares in person.

         As of the close of business on June 2, 2006, the record date (the "Record Date") for determining Stockholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote 21,149,908 shares of the Company's common stock (the "Common Stock"), and these shares are the only outstanding shares of the Company entitled to vote. Each share of Common Stock is entitled to one vote with respect to each matter to be acted upon at the Annual Meeting. Stockholders personally present, or represented by proxy, and holding more than 33(1)/3% of the outstanding Common Stock will constitute a quorum. Abstentions, or with respect to the election of directors withholds, are counted for purposes of determining the presence or absence of a quorum for the transaction of business while broker non-votes are not so counted. Additionally, abstentions and/or withholds are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of the Record Date, the number of shares of the Company's Common Stock beneficially owned by (i) each director of the Company; (ii) each of the Company's executive officers; (iii) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole voting and dispositive power over such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such group or person. Unless otherwise indicated, the address for each person named in the table is 4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027. Footnotes to the table appear on the next page.

         Name and Address of                      Beneficial Ownership (1)
         Beneficial Owner                       Number            Percent

         Westside Resources, L.P.               3,435,693 (2)     16.0%

         Jimmy D. Wright                        3,435,693 (3)     16.0%

         Keith D. Spickelmier                   2,636,260 (4)     12.3%

         Douglas G. Manner                        437,666 (5)      2.1%

         John T. Raymond                           65,316             *

         Herbert C. Williamson                     15,316             *

         Craig S. Glick                            42,666             *

         Sean J. Austin                            54,972 (6)         *

         All directors and officers             6,687,889 (7)     30.8%
         as a group (seven persons)

         Wellington Management Company, LLP     3,973,480 (8)     18.8%
         75 State St. - Boston, MA  02109

         Spindrift Investors (Bermuda) L.P.     1,617,580 (9)      7.6%
         Clarendon House, 2 Church Street
         Hamilton, Bermuda

         Spindrift Partners,  L.P.              1,377,200 (10)     6.5%
         75 State St. - Boston, MA  02109

         *        Less than one percent

         (1) Includes shares beneficially owned pursuant to options and warrants exercisable within 60 days.
         (2)      Includes 3,144,585 shares held directly and 291,108 shares
                  that  may  be  purchased   pursuant  to warrants that are
                  currently exercisable. Jimmy D. Wright has sole voting power and sole investment power over these shares. These shares are also included in the table in the figure of shares beneficially owned by Mr. Wright.
         (3) All of these shares are held by Westside Resources, L.P., an entity over which Mr. Wright has complete control. Accordingly, Mr. Wright has sole voting power and sole investment power over these shares. These shares are also included in the table in the figure of shares beneficially owned by Westside Resources, L.P.
         (4) Includes 2,332,368 shares held directly and 303,892 shares that may be purchased pursuant to warrants that are currently exercisable.
         (5) Does not include a currently indeterminable number of shares (up to 600,000) that may be issued as an additional performance bonus.
         (6) Does not include a currently indeterminable number of shares (up to 120,000) that may be issued as an additional performance bonus.
         (7) Includes 2,948,304 shares held directly, 3,144,585 shares held by a related entity, and 595,000 shares that may be purchased pursuant to warrants that are currently exercisable; does not include a currently indeterminable number of shares (up to 600,000) that may be issued to Mr. Manner as an additional performance bonus, or a currently indeterminable number of shares (up to 120,000) that may be issued to Mr. Austin as an additional performance bonus.
         (8) Wellington Management Company, LLP ("WMC") has filed with the Commission on January 10, 2006 an amendment to its Schedule 13G respecting its beneficial ownership indicating that it is a registered investment advisor. WMC has advised the Company that clients of WMC are the record holders of all of the 3,973,480 shares reflected in the table. However, in its capacity as investment advisor, WMC may be deemed to own beneficially all of the 3,973,480 shares reflected in the table. Of these shares, 1,617,580 shares are also included in the table in the figure of shares beneficially owned by Spindrift Investors (Bermuda) L.P., and 1,377,200 shares are also included in the table in the figure of shares beneficially owned by Spindrift Partners, L.P.
         (9) Wellington Management Company, LLP ("WMC") acts as investment adviser to this beneficial owner. In such capacity, Wellington holds voting and dispositive power over the shares held by this beneficial owner and, therefore, is deemed to share beneficial ownership of the shares. These 1,617,580 shares are also included in the table in the figure of shares beneficially owned by WMC.
         (10) Wellington Management Company, LLP ("WMC") acts as investment adviser to this beneficial owner. In such capacity, Wellington holds voting and dispositive power over the shares held by this beneficial owner and, therefore, is deemed to share beneficial ownership of the shares. These 1,377,200 shares are also included in the table in the figure of shares beneficially owned by WMC.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

General

         Six directors will be elected at the Annual Meeting to serve until their successors shall be duly elected and qualified. Directors are elected by a plurality of votes cast at the Annual Meeting. All of the nominees are currently directors of the Company. Unless contrary instructions are set forth in the enclosed Proxy Card, the proxy appointed thereby will vote all shares relating to such Proxy Card for the election as directors of the nominees named below. Should any of the nominees become unable or unwilling to accept nomination or election, the appointed proxy will vote for the election, in the nominee's stead, of such other person as the Board of Directors of the Company may recommend. Management has no reason to believe that any of the nominees will be unable or unwilling to stand for election or serve if elected.

         The authorized number of directors of the Company is presently fixed at six. Each director serves for a term of one year that expires at the following annual stockholders' meeting. Executive officers are appointed by the Board of Directors and serve until their successors are appointed. There are no family relationships, or other arrangements or understandings between or among any of the directors, executive officers or other person pursuant to which such person was selected to serve as a director or officer.

Nominees

         Set forth below is certain information concerning the six nominees for election as directors, including the business experience of each for at least the past five years:

                                              Present Position         Director
         Name                   Age      With the Company              Since

  Keith D. Spickelmier          44       Chairman of the Board         2002

  Jimmy D. Wright               46       Director, President           2004
                                         and Chief Operating
                                         Officer

  Douglas G. Manner             51       Director, Chief Executive     2005
                                         Officer

  Craig S. Glick                46       Director and Chairman of the  2006
                                         Audit Committee

  John T. Raymond               35       Director and Chairman of the  2005
                                         Compensation Committee

  Herbert C. Williamson         57       Director and Chairman of the  2005
                                         Nominating  Committee

         Keith D. Spickelmier has served as a Director of the Company since May 2002. He also served as the President, Treasurer & Secretary of the Company from May 2002 until February 2004, at which time he resigned so that Jimmy D. Wright could be elected as the Company's Chief Executive Officer. Mr. Spickelmier served as an attorney in the capacities of Of Counsel and consultant to the law firm of Haynes and Boone LLP from April 2001 through July 2003. He has also engaged in personal investment activity during that time period. Prior to April 2001, Mr. Spickelmier had been a partner with the law firm of Verner, Liipfert, Bernhard, McPherson and Hand since 1993. He has an undergraduate degree from the University of Nebraska at Kearney and a law degree from the University of Houston. Mr. Spickelmier is also a director of JK Acquisition Corp., a publicly traded company.

         Jimmy D. Wright has served as a Director and President since February 2004. Effective June 1, 2006, Mr. Wright commenced serving as the Company's Chief Operating Officer. From February 2004 to June 2006, Mr. Wright also served as the Company's Chief Executive Officer and Chief Financial Officer. He continues to serve as the Chief Executive Officer of several entities wholly-owned by him (including Westside Resources, LP) holding investments in oil, gas and related businesses, some of these entities being started as early as August 2002. Mr. Wright has indicated that he does not intend to make any further oil and gas investments through these or any other entities that would be competitive with the Company's business pursuits. From June 2001 to July 2002, Mr. Wright served in several capacities with the EnergyClear organization, first as Senior Vice President of EnergyClear Operating Corp., then the operator of EnergyClear Corporation. He later was also elected as the President of EnergyClear Corporation itself, then an over-the-counter energy clearinghouse approved by the Commodity Futures Trading Commission. From February 1997 to June 2001, Mr. Wright held various senior management positions with Midcoast Energy Resources Inc., which merged into Enbridge, Inc., a publicly traded company. When he left this organization, Mr. Wright held the position of Chief Executive Officer of an International subsidiary of Enbridge Energy Partners, LP., also a publicly traded company. Mr. Wright holds a Bachelor of Science degree in Mechanical Engineering from the University of Memphis.

         Effective March 30, 2005, Douglas G. Manner was elected to the Company's Board of Directors. Effective June 1, 2006, Mr. Manner commenced serving as the Company's Chief Executive Officer. From January 2006 to June 2006, he served as the Company's Chief Operating Officer. Prior to being appointed as the Company's Chief Operating Officer, Mr. Manner served as Senior Vice President and Chief Operating Officer of Kosmos Energy, LLC, which is a private energy company exploring for oil and gas in the offshore regions of West Africa. Mr. Manner joined Kosmos Energy in January 2004. Prior to Kosmos Energy, Mr. Manner served as President and Chief Operating Officer of White Stone Energy, a Houston based oil and gas advisory firm from August 2002 until December, 2003. From May 2001 until June 2002, Mr. Manner served as Chairman and Chief Executive Officer of Mission Resources, and he previously served as Chief Executive Officer and President of Bellwether Exploration, one of Mission's predecessor companies, from June 2000 until May 2001. Mr. Manner was named Chairman of the Board at Bellwether in December 2000. Bellwether was comprised of core domestic assets as well as operations in Ecuador and the Ukraine. Mr. Manner joined Bellwether in May 2000 from Gulf Canada Resources Limited where he served as Vice President and Chief Operating Officer from July 1998 through May 2000. Mr. Manner's previous experience includes 15 years (1981 through 1996) with Ryder Scott Petroleum Engineers, an international independent reservoir engineering firm. He joined the company as a consulting reservoir engineer in 1981. Mr. Manner has served on the Boards of Directors for Gulf Midstream Service, ROC Oil and Petrovera Energy Company. In addition to serving on our board, Mr. Manner also serves on the Board of Directors of Cordero Energy, Zenas Energy and Rio Vista Energy Partners, L.P.. Mr. Manner received a Bachelor of Science degree in mechanical engineering from Rice University in 1977. He is a professional engineer certified by the Texas Board of Professional Engineers, and he is a member of the Society of Petroleum Engineers.

         Effective January 23, 2006, Craig S. Glick was elected to the Company's Board of Directors. Mr. Glick is currently a Partner at Kosmos Energy, which is a private energy company that Mr. Glick helped found in 2003 and which concentrates on exploring for oil and gas in the offshore regions of West Africa. From 1999 to 2003, Mr. Glick was President of Hunt Resources, Inc. and Senior Vice President of Hunt Oil Company. During the period from 1994 to 1999, he was General Counsel and Chief Financial Officer of Gulf Canada. In 1994, Mr. Glick was in charge of acquisitions for Torch Energy. He began his career as an attorney with Vinson & Elkins, LLP in the Business Transactions Practice where he made Partner in 1993. Glick obtained his Doctorate of Jurisprudence from The University of Texas School of Law in 1985.

         Effective March 30, 2005, John T. Raymond was elected to the Company's Board of Directors. Mr. Raymond currently manages various investments through Lynx Holdings, a private company of which he is the owner and Chief Executive Officer. Mr. Raymond has served as a director of Vulcan Energy Corporation since July 2004, and he served as the Chief Executive Officer of Vulcan Energy from July 2004 to April 2005. Mr. Raymond also served as President and Chief Executive Officer of Plains Resources Inc., the predecessor company to Vulcan Energy, from December 2002 to April 2005. Prior thereto, Mr. Raymond served as Executive Vice President and Chief Operating Officer of Plains Resources from May 2001 to November 2001 and President and Chief Operating Officer from November 2001 to April 2005. Mr. Raymond also served as President and Chief Operating Officer of Plains Exploration and Production from December 2002 to March 2004. Mr. Raymond also served as a director of Plains All American from June 2001 to April 2005. He was Director of Corporate Development of Kinder Morgan, Inc. from January 2000 to May 2001. He served as Vice President of Corporate Development of Ocean Energy, Inc. from April 1998 to January 2000. He was a Vice President with Howard Weil Labouisse Friedrichs, Inc. from 1992 to April 1998. Mr. Raymond earned his Bachelor of Science degree in management at the AB Freeman School of Business at Tulane University.

         Effective March 30, 2005, Herbert C. Williamson was elected to the Company's Board of Directors. Mr. Williamson has over 30 years of experience in the oil and gas industry and investment banking business. He has served on the board of Mission Resources Corp. since November of 2002. From April 1997 to February 2002, Mr. Williamson served as a director of Pure Resources, Inc. and its predecessor, and during this tenure he served as Chairman of the special committee in connection with the tender offer made by Unocal. From September 2000 through March 2003, he was also a director of Southwest Royalties, Inc. and during this tenure he was Chairman of the independent directors committee for that company's sale to Clayton Williams Energy. Since 1996, Mr. Williamson has also served as a director of Merlon Petroleum Company, a private oil and gas company engaged in exploration and production in East Texas and Egypt, and Mr. Williamson had previously served as the Chief Financial Officer of this company. From April 1985 through April 1995, Mr. Williamson served as Vice Chairman and Executive Vice President for Parker & Parsley Petroleum Company, now Pioneer Natural Resources Company, and from October 1998 to April 1999, he served as Chief Financial Officer with Seven Seas Petroleum. From April 1995 through May 1999, Mr. Williamson was an investment banker with Petrie Parkman & Company and prior to that he was a director in the Energy Group at C S First Boston. Mr. Williamson earned a Bachelor of Arts degree from Ohio Wesleyan University and a Master of Business Administration degree from Harvard University. Mr. Williamson is also a director of JK Acquisition Corp., a publicly traded company.

Director Selection

         The Company's Nominating Committee charter attached to this proxy statement as Appendix A contains a criterion setting forth the qualifications that the Nominating Committee is to look for in director candidates. In general, the Nominating Committee looks for nominees with direct experience in the oil and gas industry without regard to race, color, creed, religion, national origin, sex, age, marital status, or disability. The Nominating Committee's criterion provides that as a minimum:

         * The nominee should have the highest personal and professional integrity and ethics, should have demonstrated exceptional ability and judgment, and should be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders and the Company as a whole.

         * The nominee should be free from any conflict of interest that would interfere with his or her ability to discharge his or her duties as a director or would violate any applicable law or regulation.

         * The nominee should be willing and able to devote sufficient time to effectively carry out his or her duties. Service on other boards of public companies should be limited to a reasonable number.

In addition, nominees should help ensure that:

         * A majority of the Board will be "independent" in accordance with the standards established pursuant to Section 121A of the American Stock Exchange Company Guide; provided, however, that so long as the Company is a "Small Business Issuer" (as defined in SEC Regulation S-B) only at least 50% of the Board will be "independent" as so defined.

         * Each of its Audit, Compensation and Nominating Committees will be comprised entirely of independent directors.

         * At least one member of the Audit Committee should have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

         The Nominating Committee identifies director candidates primarily through recommendations made by current directors. These recommendations are developed based on the directors' own knowledge and experience in the oil and gas field. The Nominating Committee will also consider recommendations made by the stockholders and others, including search firms. All recommendations, regardless of the source, will be evaluated on the same basis against the criterion contained in the Nominating Committee charter. All stockholder recommendations for director nominees must be submitted to the Secretary of the Company at 4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027, and all recommendations will be forwarded to the Nominating Committee. The envelope containing a recommendation must feature clear notation that its contents relate to a "Director Nominee Recommendation." All stockholder recommendations for director nominees must be submitted to the Company not less than 120 calendar days prior to the anniversary of the date on which the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. All stockholder recommendations for director nominees must include the following information:

         a.       The name and address of record of the stockholder.

         b. A representation that the stockholder is a record holder of the Company's securities, or if the stockholder is not a record holder, evidence of ownership in accordance with applicable regulations.

         c. The amount and type of record and/or beneficial ownership of the Company's securities held by the securityholder making the recommendation.

         d. The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director nominee.

         e. A description of the qualifications and background of the proposed director nominee which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating Committee charter.

         f. The amount and type of record and/or beneficial ownership of the Company's securities held by the proposed director nominee.

         g. A description of all arrangements or understandings between the stockholder and the proposed director nominee.

         h. The consent of the proposed director nominee (i) to be named in the proxy statement relating to the Company's annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

         i. Any other information regarding the proposed director nominee that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

The Nominating Committee may request any additional information reasonably necessary to determine the eligibility of a proposed director nominee.

Director Compensation

         Each member of the Company's Board of Directors who is not an employee of the Company or any of its affiliates (a "Non-Employee Director") receives an annual retainer in the amount of $7,500. In addition, each Non-Employee Director receives a fee in the amount of $1,000 for each meeting of the Board of Directors attended by such Non-Employee Director, and each Non-Employee Director receive a reimbursement of all actual, necessary and reasonable expenses incurred by such Non-Employee Director in attending each such meeting. The Chairman of the Audit Committee receives an annual retainer in the amount of $3,750, while each other member of the Audit Committee receives an annual retainer in the amount of $1,875. The Chairman of the Compensation Committee receives an annual retainer in the amount of $2,500.

         Moreover, each Non-Employee Director is eligible to receive awards of the Company's Common Stock under the Company's 2005 Director Stock Plan. Each Non-Employee Director receives an award of 12,666 shares of Common Stock when he or she first becomes a director. Of these shares, 4,222 are unrestricted, and the remaining 8,444 shares are restricted, with one-half of them vesting one year after the award and with one-half of them vesting two years after the award, provided, in both cases, that the related person is still a director of the Company on the vesting dates. In addition to the initial grant, each Non-Employee Director receives an annual award of 2,650 shares of the Company's Common Stock. Of these shares, 884 are unrestricted, and the remaining 1,766 are restricted, with one-half of them vesting one year after the award and with one-half of them vesting two years after the award, provided, in both cases, that the related person is still a director of the Company on the vesting dates.

Meetings and Committees of the Board

         The Board of Directors met eight times during the year ended December 31, 2005 (four times telephonically). The Board of Directors took action by written consent eight times during the year ended December 31, 2005. During the year ended December 31, 2005, each of the directors (other than Douglas G. Manner) attended each of the meetings of the Board of Directors and of each board committee on which such director served. During the year ended December 31, 2005, Mr. Manner attended 72.7% of the aggregate of the meetings of the Board of Directors and each board committee on which he served.

         The Board of Directors has a standing Audit Committee currently composed of Craig S. Glick, John T. Raymond and Herbert C. Williamson. The Audit Committee assists the Board of Directors' oversight of (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Company's independent auditors. The Company's Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the AMEX listing standards and is an "audit committee financial expert," as defined by applicable Commission rules and regulations. The Audit Committee met two times during the year ended December 31, 2005 (one time telephonically). The Company's Board of Directors has adopted a charter for the Audit Committee. A copy of this charter is attached to this proxy statement as Appendix B.

         The Company has a standing Compensation Committee currently composed of Craig S. Glick, John T. Raymond and Herbert C. Williamson. The functions of the Compensation Committee include (i) approving policies, plans, and performance criteria concerning the salaries, bonuses, and other compensation of the executive officers of the Company, (ii) reviewing and approving the salaries, bonuses, and other compensation of the executive officers of the Company, (iii) establishing and reviewing policies regarding executive officer perquisites,
(iv) approving all equity-based and other compensation plans of the Company, (v) engaging experts on compensation matters, if and when the members of the Compensation Committee believes it proper or advisable to do so, (vi) (at its election) adopting and amending at any time or from time to time a written charter and other rules and regulations for its internal governance, and (vii) performing such other duties as shall from time to time be delegated to it by the Board of Directors. The Board has determined that all members of the Compensation Committee are independent within the meaning of the AMEX listing standards. The Compensation Committee met one time during the year ended December 31, 2005.

         The Company has a standing Nominating Committee currently composed of Craig S. Glick, John T. Raymond and Herbert C. Williamson. The functions of the Nominating Committee include (i) recommending to the Board of Directors a criterion for Board membership, (ii) establishing a policy with regard to the consideration of director candidates recommended by stockholders, (iii) establishing procedures to be followed by stockholders in submitting recommendations for director nominees to the Nominating Committee, (iv) establishing a process for identifying and evaluating nominees for the Board of Directors, including nominees recommended by stockholders, and (v) upon identifying individuals qualified to become members of the Board of Director, consistent with the minimum qualifications and other criteria approved by the Board of Directors from time to time, selecting or recommending that the Board of Directors select the director nominees for election at each annual meeting of stockholders. The Board has determined that all members of the Nominating Committee are independent within the meaning of the AMEX listing standards. The Nominating Committee met one time during the year ended December 31, 2005. The Company's Board of Directors has adopted a charter for the Nominating Committee. A copy of this charter is attached to this proxy statement as Appendix A. A copy of such charter is not now available on the Company's website.

Communications with Directors

         The Board of Directors has approved and implemented procedures for stockholders and other interested persons to send communications to the Company's non-management directors as a group, the entire Board of Directors of the Company, or any specific director. Communications may be mailed c/o Corporate Secretary, Westside Energy Company, 4400 Post Oak Parkway, Suite 2530, Houston, TX 77027. Such communications are subject to a screening process under the guidance of the Company's Corporate Secretary, who will determine which communications will be forwarded to directors. Communications such as spam and similar junk mail and mass mailings, resumes and other job inquiries, surveys, business or charitable solicitations or advertisements, and any communication that is unduly hostile, threatening, illegal or similarly unsuitable are believed to be inappropriate and may not be forwarded.

Executive Officers

         For information about Jimmy D. Wright (the Company's President and Chief Operating Officer) and Douglas G. Manner (the Chief Executive Officer), see "Nominees" above.

         In addition to the preceding executive officers, Sean J. Austin has served as the Company's Chief Financial Officer since June 1, 2006. He has also served as the Company's Vice President and Corporate Controller since May 4, 2005. Prior to joining the Company, Mr. Austin spent 23 years with Hess Corporation (formerly known as Amerada Hess) holding senior management positions in the company's New York and Houston offices. Most recently, from 1999 until 2004, Mr. Austin served as Vice President, Finance and Administration, Exploration and Production for Hess in Houston. From 1995 to 1999, he served as Vice President and Corporate Controller in the New York office. Prior to joining Hess, Mr. Austin served from 1974 to 1979 as an officer in the United States Navy. He holds a Bachelor of Business Administration degree in Accounting from the University of Notre Dame and a Master of Business Administration degree from the Amos Tuck School of Business at Dartmouth College.

         Each officer of the Company generally serves at the pleasure of the Board of Directors, other than Messrs. Manner and Austin with whom the Company has entered into written employment agreements.

Code of Ethics

         On March 31, 2004, the Company adopted a Code of Ethics that applies to all Company personnel, including the Company's principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is posted on the Company's website (www.westsideenergy.com), and anyone can obtain a copy of the Code of Ethics by contacting the Company at the following address: 4400 Post Oak Parkway Suite 2530, Houston, TX 77027, attention:
President and Chief Operating Officer, telephone: (713) 979-2660. The first such copy will be provided without charge. The Company will post on the Company's website any amendments to the Code of Ethics, as well as any waivers that are required to be disclosed by the rules of either the Securities and Exchange Commission or the National Association of Securities Dealers.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

         The following table sets forth the compensation paid by the Company to its Chief Executive Officer for services in all capacities during the fiscal years ended December 31, 2005 and December 31, 2004, and to its Vice President/Corporate Controller during the fiscal year ended December 31, 2005 (no other executive officer of the Company had total annual salary and bonus for the fiscal years ended December 31, 2005 or 2004 exceeding $100,000, and no executive officer of the Company received any remuneration for the fiscal year ended December 31, 2003.) For purposes hereof, the officers of the Company listed in the table below are referred to herein as the "Named Executive Officers."

                         Summary Compensation Table (1)

                                Annual Long-Term
                            Compensation Compensation

(a)                      (b)         (c)            (d)             (f)
                       Fiscal
Name and                Year                                     Restricted
Principal Position      Ended      Salary          Bonus         Stock Awards

Jimmy D. Wright        12/31/05   $150,000           $0               $0
Chief Executive        12/31/04    $25,000 (2)       $0               $0
Officer

Sean J. Austin         12/31/05    $92,167 (3)   $20,000 (4)     $80,000 (5)
Vice President and
Corporate Controller

         (1) The Columns designated by the Commission for the reporting of certain other annual compensation, securities underlying options/SARs, long term incentive plan payouts, and all other compensation, have been eliminated as no such other annual compensation, underlying securities, payouts or compensation were awarded to, earned by, paid to or outstanding with respect to any specified person during any fiscal year covered by the table.
         (2) Mr. Wright started receiving his salary on November 1, 2004. Prior to that time, he worked without remuneration.
         (3) Mr. Austin became Vice President and Corporate Controller on May 4, 2005.
         (4) In connection with Mr. Austin's employment, the Company granted to him a sign-on bonus of 5,000 shares. The figure in the table is based on the 5,000 shares granted multiplied by $4.00, the most recent closing price of the Company's stock prior to the date of grant. These 5,000 shares had a value of $15,000 as of June 7, 2006, based on the $3.00 closing price of the Company's stock on that date.
(5) In connection with Mr. Austin's employment, the Company granted to him 20,000 restricted shares. These restricted shares are subject to vesting. Of these shares, 10,000 became vested on the first anniversary date of the employment agreement, and 10,000 may become vested on the second anniversary date of the employment agreement (subject to Mr. Austin's continued employment). The figure in the table is based on the 20,000 restricted shares granted multiplied by $4.00, the most recent closing price of the Company's stock prior to the date of grant. These 20,000 restricted shares had a value of $60,000 as of June 7, 2006, based on the $3.00 closing price of the Company's stock on that date.

                             Stock Option/SAR Grants

         During the fiscal year ended December 31, 2005, the Company did not grant any stock options or stock appreciation rights to any Named Executive Officers.

                   Option/SAR Exercises and Option/SAR Values

         During the fiscal year ended December 31, 2005, no Named Executive Officers exercised any stock options to acquire shares of the Company's stock or any stock appreciation rights. As of December 31, 2005, no Named Executive Officers held any stock options to acquire shares of the Company's stock or any stock appreciation rights that were (in either case) awarded as compensation.

                   Compensation Agreements with Key Personnel

         Commencing November 1, 2004, the Company began paying an annual salary in the amount of $150,000 to Jimmy D. Wright, the Company's President and Chief Operating Officer. This salary is subject to increase, decrease or elimination at any time for any reason at the discretion of the Company's Board of Directors. In addition, commencing November 1, 2004, the Company engaged Keith
D. Spickelmier, the Company's Chairman of the Board, as a consultant and began paying to him a monthly consulting fee in the amount of $6,000. This consulting engagement is terminable at the will of either the Company or Mr. Spickelmier, and the consulting fee is subject to increase, decrease or elimination at any time for any reason at the discretion of the Company's Board of Directors. Neither of Messrs. Wright or Spickelmier has entered into a written employment or consulting agreement or a covenant not to compete agreement with the Company. As a result, each of Messrs. Wright and Spickelmier may discontinue providing services to the Company at any time and for any reason, and even thereafter commence competition with the Company. Conversely, the Company may discontinue employing or engaging either of Messrs. Wright or Spickelmier at any time and for any reason at the discretion of the Company's Board of Directors. However, in view of the current composition of the Company's Board of Directors (which includes each of Messrs. Wright and Spickelmier), the Company's discontinuation of either of Mr. Wright's employment or Mr. Spickelmier's consulting engagement is not likely in the foreseeable future.

            The Company has entered into an employment agreement (the "Manner Employment Agreement") with Douglas G. Manner, a director and the Company's Chief Executive Officer, effective January 1, 2006. The Manner Employment Agreement has a two-year term, subject to earlier termination by the Company upon certain customary events and by Mr. Manner upon certain events amounting to a sale of the Company (such events being referred to hereinafter as a "Change of Control"). Under the Manner Employment Agreement, Mr. Manner is to receive an annual salary of $175,000. Furthermore, per the Manner Employment Agreement as amended, the Company agreed to issue to Mr. Manner as a sign-on bonus a number of shares of the Company's common stock (the shares comprising the sign-on stock bonus are referred to hereinafter as the "Bonus Shares") equal to one and one-half times the number of any such shares that Mr. Manner purchases for cash directly from the Company at any time on or before May 31, 2006, up to a maximum of 225,000 Bonus Shares. Because Mr. Manner purchased 150,000 shares for cash before May 31, 2006, he is entitled to the maximum 225,000 Bonus Shares. Of these Bonus Shares, one-third vested upon Mr. Manner's purchase, one-third may become vested on the first anniversary date of the Manner Employment Agreement (subject to Mr. Manner's continued employment), and one-third may become vested on the second anniversary date of the Manner Employment Agreement (subject to Mr. Manner's continued employment). All of the Bonus Shares shall immediately vest upon Mr. Manner's termination of the Manner Employment Agreement after a Change of Control. Moreover, per the Manner Employment Agreement, the Company agreed to issue to Mr. Manner, as additional bonuses, 100,000 shares (for an aggregate total of 600,000 shares) of the Company's common stock each time that the 30-day trailing average of the Company's common stock closing price equals or exceeds for the first time each of the following figures: $5.00, $6.00, $7.00, $8.00, $9.00 and $10.00. Upon Mr. Manner's termination of the Manner Employment Agreement after a Change of Control, Mr. Manner shall be entitled to be issued immediately all of the 600,000 shares that have not already been issued. Mr. Manner is also entitled to participate in any and all employee benefit plans now existing or hereafter established for the Company's employees, provided that he meets the eligibility criterion therefor.

         The Company has entered into an employment agreement (as amended the "Austin Employment Agreement") with Sean J. Austin, a Vice President and the Chief Financial Officer of the Company. The Austin Employment Agreement has an indefinite term. Under the Austin Employment Agreement, Mr. Austin is to receive an annual salary of $140,000, subject to annual review. Furthermore, per the Austin Employment Agreement, Mr. Austin received a stock grant with respect to 25,000 shares of the Company's common. Of these shares, 5,000 vested immediately, 10,000 became vested on the first anniversary date of the Austin Employment Agreement, and 10,000 may become vested on the second anniversary date of the Austin Employment Agreement (subject to Mr. Austin's continued employment). Moreover, per the Austin Employment Agreement, the Company agreed to issue to Mr. Austin, as additional bonuses, 20,000 shares (for an aggregate total of 120,000 shares) of the Company's common stock each time that the 30-day trailing average of the Company's common stock closing price equals or exceeds for the first time each of the following figures: $5.00, $6.00, $7.00, $8.00, $9.00 and $10.00. Upon Mr. Austin's termination of the Austin Employment Agreement after a Change of Control, Mr. Austin shall be entitled to be issued immediately all of the 120,000 shares that have not already been issued. Mr. Austin is also entitled to participate in any and all employee benefit plans hereafter established for the Company's employees.

                        COMPLIANCE WITH SECTION 16(A) OF
                           THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish the Company with copies of all such Section 16(a) forms. Each of the Company's three directors newly-elected during fiscal 2005 filed his Form 3 slightly late. Each of Herbert C. Williamson and John T. Raymond filed his Form 3 two business days after the end of the 10-day filing period, while Douglas G. Manner filed his Form 3 one week after the end of the 10-day filing period. Keith D. Spickelmier failed to file timely a Form 4 or Form 5 regarding year-end gifts exempt from Section 16 of the Exchange Act of an aggregate of 6,800 shares to two of his family members. Based solely on its review of written representations from certain reporting person, the Company believes that, during fiscal 2005, each of its officers, directors and greater than ten percent stockholders otherwise complied with all applicable filing requirements of Section 16(a).

                              CERTAIN TRANSACTIONS

         Between the middle of September 2004 through the middle of October 2004, the Company issued to three accredited investors a total of five unsecured short-term convertible promissory notes in the aggregate original principal amount of $700,000. These accredited investors included Westside Resources, L.P. (the "Partnership"), an entity formerly named "Westside Energy, L.P." and wholly-owned by Jimmy D. Wright (a director of the Company and the Company's President and Chief Operating Officer), Keith D. Spickelmier (the Company's Chairman of the Board), and a new investor in the Company (the "New Investor"). Each of Mr. Spickelmier and the Partnership provided $200,000 of the $700,000 aggregate amount, while the New Investor provided $300,000. Interest accrued on the loans at a rate of 10% per annum. The notes were convertible into shares of the Company's stock at a rate of one share for every $2.00 of indebtedness. The New Investor converted his note in original principal amount of $300,000 into 150,000 shares. The indebtedness owed to each of Mr. Spickelmier and the Partnership has been paid in full without conversion.

         During the quarter ended June 30, 2004, the Company sold 385,500 units of the Company's securities to a total of 17 accredited investors. Each unit was comprised of two shares of the Company's common stock and a warrant to purchase one share of the Company's common stock at a per share price of $2.50. The purchase price for a unit was $2.00. Each of Mr. Spickelmier and the Partnership acquired 37,500 units (for a total of 75,000 units) for aggregate purchase prices of $75,000 (for a total of $150,000).

         On January 9, 2006, the Company sold 3,278,000 shares of its common at a price of $3.15 per share to a total of 27 accredited investors. Sara Paschall Dodd, the wife of Mr. Spickelmier, acquired 95,000 shares for an aggregate purchase price of $299,250. Two trusts established for the benefit of two of Ms. Dodd's sons acquired shares in this offering. Each trust acquired 23,000 shares for an aggregate purchase price of $72,450, for a total of 46,000 shares and a total aggregate purchase price of $144,900.

         During May 2006, the Company sold 150,000 shares of its common at a price of $3.15 per share to Douglas G. Manner, a director and currently the Chief Executive Officer of the Company. Moreover, during May 2006, the Company sold 29,972 shares of its common at a price of $3.15 per share to Sean J. Austin, currently the Chief Financial Officer, Vice President and Corporate Controller of the Company.

                             AUDIT COMMITTEE REPORT

         The role of the audit committee is to assist the board of directors in its oversight of the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Company's independent registered public accountants are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

         In the performance of its oversight function, the audit committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements. The audit committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the audit committee has received from the independent accountants the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees, has discussed with the independent accountants their independence from the Company and its management, and has considered whether the independent accountants' provision of non-audit services to the Company is compatible with maintaining the accountants' independence.

         The audit committee discussed with the Company's independent accountants the overall scope and plans for their audits. The audit committee meets with the independent accountants, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the audit committee met with the Chief Executive Officer and Chief Financial Officer of the Company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company's financial statements and the effectiveness of the Company's systems of disclosure controls and procedures and internal control over financial reporting.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

                                                   AUDIT COMMITTEE

                                                   Craig S. Glick
                                                   John T. Raymond
                                                   Herbert C. Williamson

                                   PROPOSAL 2
                           APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

         The Company's Audit Committee has recommended and the Board of Directors has approved and now recommends the appointment of Malone & Bailey, PC as independent certified public accountants to audit the Company's accounts for the fiscal year ending December 31, 2006. The firm audited the Company's accounts for fiscal 2005. Approval of the appointment will require the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

         Malone & Bailey, PC has performed the following services and has been paid the following fees for the fiscal years ended December 31, 2004 and December 31, 2005.

Audit Fees

         Malone & Bailey, PC was paid aggregate fees of approximately $13,745 for the fiscal year ended December 31, 2004 and approximately $51,267 for the fiscal year ended December 31, 2005 for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB during these fiscal years.

Audit-Related Fees

         Malone & Bailey, PC was not paid any additional fees for the fiscal year ended December 31, 2004 and December 31, 2005 for assurance and related services not reasonably related to the performance of the audit or review of the Company's financial statements.

Tax Fees

         Malone & Bailey, PC was paid aggregate fees of approximately $2,080 for the fiscal year ended December 31, 2004 and approximately $3,500 for the fiscal year ended December 31, 2005 for professional services rendered for tax compliance, tax advice and tax planning.

Other Fees

         Malone & Bailey, PC was paid no other fees for professional services during the fiscal years ended December 31, 2004 and December 31, 2005.

         A representative of Malone & Bailey, PC will attend the 2006 Annual Meeting with the opportunity to make a statement if such representative desires to do so and to respond to appropriate questions presented at the Annual Meeting.

                                  OTHER MATTERS

         The Board of Directors does not know of any other business to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, however, it is intended that the persons named in the enclosed Proxy Card will vote said Proxy in accordance with the discretion and instructions of the Board of Directors.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                             FOR 2007 ANNUAL MEETING

         Stockholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's 2007 Annual Meeting of Stockholders should submit them in writing to the attention of the Chairman of the Board of the Company not later than 5:00 p.m., Central Time, February 20, 2007 so that they may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

                       STOCKHOLDERS WITH THE SAME ADDRESS

         If you share an address with one or more Company stockholders, you may elect to "household" your proxy mailing. This means you will receive only one annual report and proxy statement at that address unless one or more stockholders at that address specifically elect to receive separate mailings. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate annual report and proxy statement to a stockholder at a shared address on request. Stockholders with a shared address may also request us to send separate annual reports and proxy statements in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to householding should be made by calling the Company's Corporate Secretary at 713/979-2660. Beneficial stockholders can request information about householding from their banks, brokers, or other holders of record.

                                                     By Order of the
                                                     Board of Directors,

                                                     /s/ Douglas G. Manner

                                                     Douglas G. Manner,
                                                     Chief Executive Officer

Houston, Texas
June 20, 2006

                                   Appendix A
                          Nominating Committee Charter

                           WESTSIDE ENERGY CORPORATION

                           FIRST AMENDED AND RESTATED
                          NOMINATING COMMITTEE CHARTER

                         As adopted on January 31, 2006

I.       General Statement of Purpose

         The Nominating Committee of the Board of Directors (the "Nominating Committee") of Westside Energy Corporation (the "Company") on behalf of the Board of Directors (the "Board") is responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and selecting or recommending that the Board select the director nominees for election at each annual meeting of stockholders.

II.      Nominating Committee Composition

         The number of individuals serving on the Nominating Committee shall be fixed by the Board from time to time but shall consist of no fewer than two members, each of whom shall satisfy the independence standards established pursuant to Section 121A of the American Stock Exchange Company Guide. The Nominating Committee may have up to one member who does not satisfy such independence standards, provided, that the appointment of such a member fully complies with all applicable rules of the American Stock Exchange. The members of the Nominating Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of the Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from the Nominating Committee. Vacancies occurring, for whatever reason, may be filled by the Board. The Board shall designate one member of the Nominating Committee to serve as Chairman of the committee.

III.     Meetings

         The Nominating Committee generally is to meet at least one time per year in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, with any additional meetings as believed necessary or appropriate by the Nominating Committee. A majority of the members of the Nominating Committee shall constitute a quorum for purposes of holding a meeting and the committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Nominating Committee may act by unanimous written consent.


IV.       Nominating Committee Activities

         The Nominating Committee's purpose and responsibilities shall be to:

         A.       Review of Charter

         * Review and reassess the adequacy of this Charter annually and submit any proposed changes to the Board for approval.

         B.       Annual Performance Evaluation of the Nominating Committee

         * Perform an annual performance evaluation of the Nominating Committee and report to the Board on the results of such evaluation.

         C.       Selection of New Directors

         * Recommend to the Board criteria for Board membership, which shall include a description of any specific, minimum qualifications that the Nominating Committee believes must be met by a nominee recommended by the Nominating Committee, and a description of any specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company's directors to possess, and annually reassess the adequacy of such criteria and submit any proposed changes to the Board for approval. The current criteria for Board membership are attached to this Charter as Exhibit A.

         * Establish a policy with regard to the consideration of director candidates recommended by stockholders. The current policy is that the Nominating Committee will review and consider any director candidates who have been recommended by securityholders in compliance with the procedures established from time to time by the Nominating Committee and set forth in this Charter.

         * Establish procedures to be followed by securityholders in submitting recommendations for director nominees to the Nominating Committee. The current procedures to be followed by securityholders are set forth below:

                  1. All securityholder recommendations for director nominees must be submitted to the Secretary of the Company at 4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027, who will forward all recommendations to the Nominating Committee. The envelope containing a recommendation must feature clear notation that its contents relate to a "Director Nominee Recommendation."

                 2. All securityholder recommendations for director nominees must be submitted to the Company not less than 120 calendar days prior to the anniversary of the date on which the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting.


                  3. All securityholder recommendations for director nominees must include the following information:

                           a. The name and address of record of the securityholder.

                           b. A representation that the securityholder is a record holder of the Company's securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934.

                           c. The amount and type of record and/or beneficial ownership of the Company's securities held by the securityholder making the recommendation.

                           d. The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director nominee.

                           e. A description of the qualifications and background of the proposed director nominee which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in this Charter.

                           f. The amount and type of record and/or beneficial ownership of the Company's securities held by the proposed director nominee.

                           g. A description of all arrangements or understandings between the securityholder and the proposed director nominee.

                           h.       The consent of the proposed director nominee
                                    (i) to be named in the proxy statement
                                    relating to the Company's annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

                           i. Any other information regarding the proposed director nominee that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

         * The Nominating Committee may request any additional information reasonably necessary to determine the eligibility of a proposed director nominee.

         * Establish a process for identifying and evaluating nominees for the Board, including nominees recommended by securityholders. The current process for identifying and evaluating nominees for the Board is as follows:

                           1. The Nominating Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief

                                    Executive Officer, other executive officers, third-party search firms, or any other source it believes appropriate.

                           2. The Nominating Committee will review and evaluate the qualifications of any such proposed director nominee, and conduct inquiries as it believes appropriate.

                           3. The Nominating Committee will evaluate all such proposed director nominees in the same manner, without regard to the source of the initial recommendation of such proposed director nominees.

                           4. In identifying and evaluating proposed director nominees, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it believes appropriate or advisable, including, among other things, the skills of the proposed director nominee, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board.

         * Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, select or recommend that the Board select the director nominees for election at each annual meeting of stockholders; provided that, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate individuals for election as a member of the Board (pursuant, for example, to the rights of holders of preferred stock to elect directors upon a dividend default or in accordance with shareholder agreements or management agreements), the selection and nomination of such director nominees shall be governed by such contract or other arrangement and shall not be the responsibility of the Nominating Committee.

         * Consider nominations in light of the requirement that a majority of the Board be comprised of directors who meet the independence requirements set forth in Section 121A of the American Stock Exchange Company Guide.

         D.   Evaluation of Board of Directors and Management

o Lead the Board in its annual evaluation of itself for the prior fiscal year and also lead the Board in its annual evaluation of the Company's management (either directly or through the Company's Compensation Committee) for the prior fiscal year. As part of its annual evaluation of the Board, the Nominating Committee should determine which incumbent directors should be re-nominated for re-election as a director.

         E. Matters Relating to Retention and Termination of Search Firms to Identify Director Candidates

         * Exercise sole authority to retain and terminate any search firm that is to be used by the Company to assist in identifying director candidates. The Nominating Committee shall also have sole authority to approve any such search firm's fees and other retention terms.

         F.       Succession Planning

         * Lead the Board in the development of a succession plan and make an annual report to the Board evaluating and (if appropriate) recommending changes to the succession plan then in effect.

V.       General

         * The Nominating Committee may establish and delegate authority to subcommittees consisting of one or more of its members, when the committee believes it appropriate to do so in order to carry out its responsibilities.

         * The Nominating Committee shall make regular reports to the Board concerning areas of the committee's responsibility.

         * In carrying out its responsibilities, the Nominating Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the committee may consult. The Nominating Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Nominating Committee or meet with any members of or advisors to the Nominating Committee. The Nominating Committee shall also have the authority to engage legal, search firms or other advisors to provide it with advice and information in connection with carrying out its responsibilities and shall have sole authority to approve any such advisor's fees and other retention terms.

         * The Nominating Committee may perform such other functions as may be requested by the Board from time to time.

                                    EXHIBIT A

                            Board Membership Criteria

         The Nominating Committee believes that it is in the best interests of the Company and its stockholders to obtain highly qualified individuals to serve on the Board.

         At a minimum, the Nominating Committee must be satisfied that each Committee-recommended nominee meets the following minimum qualifications:

         * The nominee shall have the highest personal and professional integrity and ethics, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders and the Company as a whole.

         * The nominee shall be free from any conflict of interest that would interfere with his or her ability to discharge his or her duties as a director or would violate any applicable law or regulation.

         * The nominee shall be willing and able to devote sufficient time to effectively carry out his or her duties. Service on other boards of public companies should be limited to a reasonable number.

         In addition to the minimum qualifications for each nominee set forth above, the Nominating Committee shall select or recommend that the Board select persons for nomination to help ensure that:

         * A majority of the Board shall be "independent" in accordance with the standards established pursuant to Section 121A of the American Stock Exchange Company Guide; provided, however, that so long as the Company is a "Small Business Issuer" (as defined in SEC Regulation S-B) only at least 50% of the Board shall be "independent" as so defined.

         * Each of its Audit, Compensation and Nominating Committees shall be comprised entirely of independent directors.

         * At least one member of the Audit Committee shall have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

         Finally, in addition to any other standards the Nominating Committee may believe appropriate from time to time for the overall structure and composition of the Board, the committee may consider the following factors when selecting or recommending that the Board select persons for nomination:

         * Whether the nominee has direct experience in the oil and gas industry.

         * In considering potential nominees, the Nominating Committee shall comply with the Company's anti-discrimination policies and federal, state and local laws.

                                   APPENDIX B
                             Audit Committee Charter

                           WESTSIDE ENERGY CORPORATION
                             AUDIT COMMITTEE CHARTER

Organization

         This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least two directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee and at least one member shall have accounting or related financial management expertise.

Statement of Policy

         The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

         The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of its activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

         The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         * The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholder approval.

         * The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

         * The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

         * The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

[ X ] PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                           WESTSIDE ENERGY CORPORATION


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGSUT 1, 2006

The undersigned stockholder of Westside Energy Corporation (the "Company") hereby appoints Douglas G. Manner and Sean J. Austin as proxies, such persons being duly appointed by the Board of Directors with the power to act alone and to appoint an appropriate substitute to cast all votes that the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the `Meeting") to be held at 10:00 a.m., Central Time on Tuesday, August 1, 2006 at the Oak Room of The Westin Oaks Hotel located at 5011 Westheimer, Houston, Texas, and at any postponement or adjournment thereof, upon the matters coming before the Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

                                                                         For All
                                                            For Withhold Except

                                                            [  ] [    ]  [    ]
1. To elect six directors for a one-year term (Proposal 1)

Craig S. Glick, Douglas G. Manner, John T. Raymond, Keith D.
Spickelmier, Herbert C. Williamson, III and Jimmy D. Wright


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

------------------------------------------------------------------------------
                                                            For Against Abstain
                                                           [   ] [    ]  [    ]

2. To approve the appointment of Malone & Bailey, PC as the Company's independent public accountants for fiscal
   2006. (Proposal 2)

3. To vote upon such other business as may properly come before the Meeting and any adjournments of the Meeting in accordance with the determination of a majority of the Company's Board of Directors.



PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.              [    ]


This proxy will be voted as directed by the above-signed stockholder. Unless contrary instructions are given, this proxy will be voted FOR the election of the nominees listed in Proposal 1, FOR approval of the appointment of Malone & Bailey, PC as the Company's independent public accountants for fiscal 2006 as described in Proposal 2, and in accordance with the determination of a majority of the Company's Board of Directors as to any other matters. The above-signed stockholder may revoke this proxy at any time before it is exercised by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The above-signed stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 20, 2006.

Please be susre to sign and date this Proxy in the box below.

Date ____________


_____________________________     _______________________________
Stockholders sign above           Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                          WESTSIDE ENERGY CORPORATION

Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.
If you receive more than one proxy card, please sign and return all cards in the accompanying return envelope.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.